                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 1998



                           COMMISSION FILE NO. 1-4289



                                GTI CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                                   05-0278990
  (State or Other Jurisdiction            (I.R.S. Employer Identification No.)
of Incorporation or Organization)

      9715 BUSINESS PARK AVENUE
        SAN DIEGO, CALIFORNIA                           92131
(Address of Principal Executive Offices)              (Zip Code)


                                 (619) 537-2500
              (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statement of Business Acquired -- Not Applicable.

(b)     Pro Forma Financial Information -- Not Applicable.

(c)     Exhibits:

                Exhibit 10.1 Press Release of GTI Corporation released on August 14, 1998.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GTI CORPORATION


August 14, 1998                         /s/ BRUCE C. MYERS
---------------                         -------------------------------
Date                                    Bruce C. Myers
                                        Vice President of Finance and
                                        Chief Financial Officer









                                       3